EXHIBIT 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barry Zwarenstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry Zwarenstein

Barry Zwarenstein
Chief Financial Officer
May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Iomega Corporation and will be retained by Iomega Corporation and furnished to the Securities and Exchange Commission or its staff upon request.